Exhibit 10.4

EXECUTION VERSION

INTERCOMPANY SUBORDINATION AGREEMENT

THIS INTERCOMPANY SUBORDINATION AGREEMENT (this “Agreement”), dated as of December 22, 2006, is entered into among the Obligors (as defined below), in favor of WELLS FARGO FOOTHILL, INC., a California corporation, as arranger and administrative agent (in such capacity, together with its successors and assigns in such capacity, the “Agent”) for the Lender Group (as defined in the Credit Agreement referred to below) and the Bank Product Provider (as defined in the Credit Agreement referred to below).

WHEREAS, pursuant to that certain Credit Agreement of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, including all schedules thereto, the “Credit Agreement”), by and among the lenders identified on the signature pages thereof (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), the Agent, Velocity Express Corporation, a Delaware corporation (“Parent”), each of Parent’s Subsidiaries identified on the signature pages thereof as a Borrower (such Subsidiaries are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”), and each of Parent’s Subsidiaries identified on the signature pages thereof as a Guarantor (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a “Guarantor”, and individually and collectively, jointly and severally, as the “Guarantors”), the Lender Group is willing to make certain financial accommodations available to Borrowers from time to time pursuant to the terms and conditions thereof.

WHEREAS, in order to induce the Lender Group to enter into the Credit Agreement, each of the Guarantors has guaranteed pursuant to Section 16 of the Credit Agreement, or executed and delivered a Guaranty (as defined in the Credit Agreement) in favor of the Lender Group with respect to, the obligations owing by the Obligors (as defined below) to the Lender Group pursuant to the Loan Documents (as defined in the Credit Agreement);

WHEREAS, each Obligor has made or may make certain loans or advances from time to time to one or more other Obligors; and

WHEREAS, each Obligor has agreed to the subordination of such indebtedness of each other Obligor to such Obligor, upon the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual promises, covenants, conditions, representations, and warranties set forth herein and for other good and valuable consideration, the Obligors hereby jointly and severally agree with the Agent and the Lenders as follows:

SECTION 1. Definitions; Interpretation.

(a) Terms Defined in Credit Agreement. All capitalized terms used in this Agreement (including in the preamble and recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

(b) Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

“Additional Obligor” has the meaning set forth in Section 28 hereto.

“Lender Group” means, individually and collectively, each of the Lenders (including the Issuing Lender) and Agent.

“Lenders” means, individually and collectively, each of the lenders listed on the signature pages of the Credit Agreement and any other Person made a party thereto in accordance with the provisions of Section 13.1 thereof (together with their respective successors and assigns).

“Obligors” means, individually and collectively, jointly and severally, each of the Borrowers and Guarantors and any other Person that now or in the future becomes a party to the Credit Agreement as a Borrower or as a Guarantor or otherwise executes a Guaranty.

“Paid in Full” means the full payment in cash (or cash collateralization in accordance with the terms of the Credit Agreement), of all the Senior Debt other than Contingent Bank Product Obligations (whether or not any of the Senior Debt shall have been voided, disallowed or subordinated pursuant to any provision of the Bankruptcy Code, any applicable state fraudulent conveyance law, any other law in connection with an Insolvency Proceeding or otherwise) and the full and final termination of any commitment to extend any financial accommodations under the Credit Agreement and any other Loan Document. The expressions “prior payment in full”, “payment in full”, “paid or satisfied in full” and “paid in full” (whether or not such expressions are capitalized) and other similar phrases shall have correlative meanings.

“Senior Debt” means the Obligations and the Guaranteed Obligations.

“Subordinated Debt” means all indebtedness, obligations and other liabilities of each Obligor, and any Subsidiary of each Obligor, in favor of any other Obligor, whether created directly or acquired by assignment or otherwise, all interest thereon and all fees, premiums, costs, expenses and other amounts payable in respect thereof, whether now existing or hereafter arising, direct or indirect, absolute or contingent, joint or several, secured or unsecured, matured or unmatured, monetary or nonmonetary, liquidated or unliquidated, acquired outright, conditionally or as collateral security from another, including, without limitation, all such indebtedness, obligations and other liabilities of each Obligor and its Subsidiaries under or in respect of (i) subrogation rights under any guaranty or any other rights to be subrogated to the rights of the holders of the Senior Debt in respect of payments or distributions of assets of, or ownership interests in, the Obligors made on the Senior Debt, (ii) any compensation, management fees or consulting fees payable by any Obligor to any other Obligor, (iii) any Stock (or warrants, options or other rights for the purchase thereof) in any Obligor issued or sold to any other Obligor, whether by dividend, redemption, repurchase or otherwise, as provided under the organizational documents of any Obligor or under any other agreement, instrument or document, (iv) the purchase, lease or license by any Obligor of property or services from any other Obligor (including, without limitation, any lease of real property) or (v) the sale of or option to sell any assets by any Obligor to any other Obligor.

“Subordinated Debt Payment” means any payment or distribution by or on behalf of any Obligor, directly or indirectly, of any assets or property of any Obligor of any kind or character, whether in cash, property, or securities, including on account of the purchase, redemption, or other acquisition of any of the Subordinated Debt, as a result of any collection, sale, or other disposition of collateral, or by setoff, exchange, or in any other manner, for or on account of the Subordinated Debt.

(c) Interpretation. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (ii)

any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Sections and Annexes shall be construed to refer to Sections of, and Annexes to, this Agreement, and (v) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

SECTION 2. Subordination to Payment of Senior Debt. As to each Obligor, all Subordinated Debt, including, without limitation, all payments on account of the Subordinated Debt, shall be subject, subordinate, and junior, in right of payment and exercise of remedies, to the extent and in the manner set forth herein, to the prior Payment in Full of the Senior Debt.

SECTION 3. Subordination Upon Any Distribution of Assets of the Obligors. As to each Obligor, in the event of any payment or distribution of assets of any other Obligor of any kind or character, whether in cash, property, or securities, upon the dissolution, winding up, or total or partial liquidation or reorganization, readjustment, arrangement, or similar proceeding relating to such other Obligor or its property, whether voluntary or involuntary, or in bankruptcy, insolvency, receivership, arrangement, or similar proceedings or upon an assignment for the benefit of creditors, or upon any other marshaling or composition of the assets and liabilities of such other Obligor, or otherwise: (i) all amounts owing on account of the Senior Debt shall first be Paid in Full before any Subordinated Debt Payment is made; and (ii) to the extent permitted by applicable law, any Subordinated Debt Payment to which such Obligor would be entitled (but for the provisions hereof) shall be paid or delivered by the trustee in bankruptcy, receiver, assignee for the benefit of creditors, or other liquidating agent making such payment or distribution directly to the Agent for application to the payment of the Senior Debt until all of the Senior Debt shall have been Paid in Full.

SECTION 4. Payments on Subordinated Debt.

(a) Permitted Payments. So long as no Event of Default has occurred and is continuing, each Obligor may make, and each other Obligor shall be entitled to accept and receive, payments on account of the Subordinated Debt in the ordinary course of business to the extent such payments are not prohibited under the Credit Agreement.

(b) No Payment Upon Senior Debt Defaults. Upon the occurrence of any Event of Default, and until such Event of Default is cured or waived, no Obligor shall make, and no Obligor shall accept or receive, any Subordinated Debt Payment.

SECTION 5. Subordination of Remedies. Until all of the Senior Debt shall have been Paid in Full, upon the occurrence and during the continuance of any Event of Default, no Obligor shall, without the prior written consent of the Agent:

(a) accelerate, make demand, or otherwise make due and payable prior to the original due date thereof any Subordinated Debt or bring suit or institute any other actions or proceedings to enforce its rights or interests in respect of the obligations of any other Obligor owing to such Obligor;

(b) exercise any rights under or with respect to any guaranty of any of the Subordinated Debt, if any;

(c) exercise any rights to set-offs and counterclaims in respect of any indebtedness, liabilities, or obligations of such Obligor to any other Obligor against any of the Subordinated Debt; or

(d) commence, or cause to be commenced, or join with any creditor (other than the Agent) in commencing, any Insolvency Proceeding against any other Obligor.

SECTION 6. Payment Over to the Agent. In the event that, notwithstanding the provisions of Sections 3, 4, and 5, any Subordinated Debt Payments shall be received in contravention of such Sections 3, 4, and 5 by any Obligor before all Senior Debt is Paid in Full, such Subordinated Debt Payments shall be held in trust for the benefit of the Agent and shall promptly be paid over or delivered to the Agent for application to the Payment in Full of all Senior Debt, to the extent necessary to give effect to such Sections 3, 4, and 5.

SECTION 7. Authorization to the Agent. If, while any Subordinated Debt is outstanding, any Insolvency Proceeding shall be commenced with respect to any Obligor or its property: (i) any payment or distribution of any kind (whether in cash, securities or other property) which otherwise would be payable or deliverable upon or with respect to any of the Subordinated Debt shall be paid or delivered directly to the Agent for application (in the case of cash) to, or as collateral (in the case of securities or other non-cash property) for, the payment or prepayment of the Senior Debt until all of the Senior Debt shall have been Paid in Full, (ii) the Agent is hereby irrevocably authorized and empowered (in the name of each Obligor or otherwise), but shall have no obligation, to demand, sue for, collect, and receive every payment or distribution in respect of the Subordinated Debt and give acquittance therefor and to file claims and proofs of claim and take such other action (including, without limitation, voting the Subordinated Debt) as it may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of the Lender Group; and (ii) each Obligor shall promptly take such action as the Agent reasonably may request (A) to collect the Subordinated Debt for the account of the Lender Group and to file appropriate claims or proofs of claim in respect of the Subordinated Debt, (B) to execute and deliver to the Agent such powers of attorney, assignments, and other instruments as it may request to enable it to enforce any and all claims with respect to the Subordinated Debt, and (C) to collect and receive any and all Subordinated Debt Payments.

SECTION 8. Certain Agreements of Each Obligor.

(a) No Benefits. Each Obligor understands that there may be various agreements between the Lender Group and any other Obligor evidencing and governing the Senior Debt, and each Obligor acknowledges and agrees that such agreements are not intended to confer any benefits on such Obligor and that the Lender Group and Agent on behalf thereof shall have no obligation to such Obligor or any other Person to exercise any rights, enforce any remedies, or take any actions which may be available to them under such agreements.

(b) No Interference. Each Obligor acknowledges that each other Obligor has granted to Agent for the benefit of the Lender Group and the Bank Product Provider security interests in certain of such other Obligor’s assets as set forth in the Credit Agreement and the other Loan Documents, and agrees not to interfere with or in any manner oppose a disposition of any Collateral by the Lender Group or Agent on behalf thereof in accordance with applicable law.

(c) Reliance by the Lender Group. Each Obligor acknowledges and agrees that the Lender Group will have relied upon and will continue to rely upon the subordination provisions provided for herein and the other provisions hereof in entering into the Loan Documents and making or issuing the Advances or other financial accommodations thereunder.

(d) Waivers. Except as provided under the Credit Agreement, each Obligor hereby waives any and all notice of the incurrence of the Senior Debt or any part thereof and any right to require marshaling of assets.

(e) Obligations of Each Obligor Not Affected. Each Obligor hereby agrees that at any time and from time to time, without notice to or the consent of such Obligor, without incurring responsibility to such Obligor, and without impairing or releasing the subordination provided for herein or otherwise impairing the rights of the Lender Group hereunder: (i) the time for any other Obligor’s performance of or compliance with any of its agreements contained in the Loan Documents may be extended or such performance or compliance may be waived by the Lender Group or Agent on behalf thereof; (ii) the agreements of any other Obligor with respect to the Loan Documents may from time to time be modified by such other Obligor and the Lender Group or Agent on behalf thereof for the purpose of adding any requirements thereto or changing in any manner the rights and obligations of such other Obligor or the Lender Group thereunder; (iii) the manner, place, or terms for payment of Senior Debt or any portion thereof may be altered or the terms for payment extended, or the Senior Debt may be renewed in whole or in part; (iv) the maturity of the Senior Debt may be accelerated in accordance with the terms of any present or future agreement by any other Obligor and the Lender Group or Agent on behalf thereof; (v) any Collateral may be sold, exchanged, released, or substituted and any Lien in favor of Agent for the benefit of the Lender Group may be terminated, subordinated, or fail to be perfected or become unperfected; (vi) any Person liable in any manner for Senior Debt may be discharged, released, or substituted; and (vii) all other rights against any other Obligor, any other Person, or with respect to any Collateral may be exercised (or the Lender Group or Agent on behalf thereof may waive or refrain from exercising such rights).

(f) Rights of the Lender Group Not to Be Impaired. No right of the Lender Group or Agent on behalf thereof to enforce the subordination provided for herein or to exercise its other rights hereunder shall at any time in any way be prejudiced or impaired by any act or failure to act by any other Obligor, the Lender Group, or Agent hereunder or under or in connection with the other Loan Documents or by any noncompliance by any other Obligor with the terms and provisions and covenants herein or in any other Loan Document, regardless of any knowledge thereof the Lender Group or Agent on behalf thereof may have or otherwise be charged with.

(g) Financial Condition of the Obligors. Except as provided under the Credit Agreement, no Obligor shall have any right to require the Lender Group to obtain or disclose any information with respect to: (i) the financial condition or character of any other Obligor or the ability of the other Obligor to pay and perform Senior Debt; (ii) the Senior Debt; (iii) the Collateral or other security for any or all of the Senior Debt; (iv) the existence or nonexistence of any guarantees of, or any other subordination agreements with respect to, all or any part of the Senior Debt; (v) any action or inaction on the part of the Lender Group or any other Person; or (vi) any other matter, fact, or occurrence whatsoever.

(h) Acquisition of Liens or Guaranties. Except as otherwise expressly permitted under the Credit Agreement, no Obligor shall, without the prior consent of Agent, acquire any right or interest in or to any Collateral not owned by such Obligor or accept any guaranties for the Subordinated Debt.

SECTION 9. Subrogation.

(a) Subrogation. Until the Payment in Full of all Senior Debt, no Obligor shall have, or directly or indirectly exercise, any rights that it may acquire by way of subrogation under this Agreement, by any payment or distribution to the Lender Group hereunder or otherwise. Upon the Payment in Full of all Senior Debt, each Obligor shall be entitled to exercise in full any subrogated rights it may possess with respect to the rights of the Lender Group to receive payments or distributions applicable to the Subordinated Debt until the Subordinated Debt shall be paid in full. For the purposes of the foregoing subrogation, no payments or distributions to the Lender Group of any cash, property, or securities to which any Obligor would be entitled except for the provisions of Section 3, 4, or 5 shall, as among such Obligor, its creditors (other than the Lender Group), and the other Obligors, be deemed to be a payment by the other Obligors to or on account of the Senior Debt.

(b) Payments Over to the Obligors. If any payment or distribution to which any Obligor would otherwise have been entitled but for the provisions of Section 3, 4, or 5 shall have been applied pursuant to the provisions of Section 3, 4, or 5 to the payment of all amounts payable under the Senior Debt, such Obligor shall be entitled to receive from the Lender Group any payments or distributions received by the Lender Group in excess of the amount sufficient to Pay in Full all amounts payable under or in respect of the Senior Debt. If any such excess payment is made to the Lender Group, the Lender Group shall promptly remit such excess to such Obligor and until so remitted shall hold such excess payment for the benefit of such Obligor.

SECTION 10. Continuing Agreement; Reinstatement.

(a) Continuing Agreement. This Agreement is a continuing agreement of subordination and shall continue in effect and be binding upon each Obligor until Payment in Full of the Senior Debt. The subordinations, agreements, and priorities set forth herein shall remain in full force and effect regardless of whether any party hereto in the future seeks to rescind, amend, terminate, or reform, by litigation or otherwise, its respective agreements with the other Obligors.

(b) Reinstatement. This Agreement shall continue to be effective or shall be reinstated, as the case may be, if, for any reason, any payment of the Senior Debt by or on behalf of any Obligor shall be rescinded or must otherwise be restored by the Lender Group, whether as a result of an Insolvency Proceeding or otherwise.

(c) Obligations Unconditional. All rights and interests of the Agent and the Lender Group hereunder, and all agreements and obligations of each Obligor hereunder, shall remain in full force and effect irrespective of: (i) any lack of validity or enforceability of any Loan Document or any other agreement or instrument relating thereto, (ii) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Senior Debt, or any other amendment or waiver of or any consent to departure from any Loan Document, (iii) any exchange or release of, or non-perfection of any lien on or security interest in, any Collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Senior Debt, or (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, an Obligor in respect of any of the Senior Debt or an Obligor in respect of this Agreement.

(d) Waivers. Each Obligor hereby waives (i) promptness and diligence, and (ii) notice of acceptance and notice of the incurrence of any Senior Debt by an Obligor. Each Obligor agrees that its obligations hereunder shall not be affected by (a) any failure by any member of the Lender Group to give notice of any actions taken by any Lender or the Agent or an Obligor under any Loan Document or any other agreement or instrument relating thereto, (b) any failure by any member of the Lender Group to give any other notices (except if such notice is specifically required to be given to such Obligor under this Agreement or any other Loan Documents to which such Obligor is a party), demands and protests, or to observe all other formalities of every kind in connection with the enforcement of the Obligations, the Guarantied Obligations, or of the obligations of an Obligor hereunder, the omission of or delay in which, but for the provisions of this Section 10(d), might constitute grounds for relieving an Obligor of its obligations hereunder or (c) any requirement that any Lender or the Agent protect, secure, perfect or insure any security interest or other lien or any property subject thereto or exhaust any right to take any action against an Obligor or any other Person or any collateral.

SECTION 11. Transfer of Subordinated Debt. No Obligor may assign or transfer its rights and obligations in respect of the Subordinated Debt except to another Obligor without the prior written consent of Agent, and any such assignment without the Agent’s prior written consent shall be null and void. Any transferee or assignee, as a condition to acquiring an interest in the Subordinated Debt shall agree to be bound hereby, in form satisfactory to Agent.

SECTION 12. Obligations of the Obligors Not Affected. The provisions of this Agreement are intended solely for the purpose of defining the relative rights of each Obligor against the other Obligors, on the one hand, and of the Lender Group, the Bank Product Provider and Agent on behalf thereof against the other Obligors, on the other hand. Nothing contained in this Agreement shall (i) impair, as between each Obligor and the other Obligors, the obligation of the other Obligors to pay their respective obligations with respect to the Subordinated Debt as and when the same shall become due and payable, or (ii) otherwise affect the relative rights of each Obligor against the other Obligors, on the one hand, and of the creditors (other than the Lender Group and the Bank Product Provider) of the other Obligors against the other Obligors, on the other hand.

SECTION 13. Endorsement of Obligor Documents; Further Assurances and Additional Acts.

(a) Endorsement of Obligor Documents. At the request of Agent, all documents and instruments evidencing any of the Subordinated Debt, if any, shall be endorsed with a legend, in form and substance satisfactory to the Agent, noting that such documents and instruments are subject to this Agreement, and each Obligor shall promptly deliver to Agent evidence of the same.

(b) Further Assurances and Additional Acts. Each Obligor shall execute, acknowledge, deliver, file, notarize, and register at its own expense all such further agreements, instruments, certificates, financing statements, documents, and assurances, and at Agent’s request, perform such acts as Agent reasonably shall deem necessary or appropriate to effectuate the purposes of this Agreement, and promptly provide Agent with evidence of the foregoing reasonably satisfactory in form and substance to Agent.

SECTION 14. Notices. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including by facsimile transmission) and shall be mailed, sent, or delivered in accordance with the notice provisions contained in the Credit Agreement.

SECTION 15. No Waiver; Cumulative Remedies. No failure on the part of the Lender Group or Agent on behalf thereof to exercise, and no delay in exercising, any right, remedy, power, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power, or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege. The rights and remedies under this Agreement are cumulative and not exclusive of any rights, remedies, powers, and privileges that may otherwise be available to the Lender Group.

SECTION 16. Costs and Expenses. Each of the Obligors jointly and severally agrees to pay to Agent for the benefit of the Lender Group on demand all reasonable costs and expenses of the Lender Group, and the reasonable fees and disbursements of counsel to the Lender Group, in connection with (i) the negotiation, preparation, execution, delivery, and administration of this Agreement, (ii) any amendments, modifications, or waivers of the terms of this Agreement, and (iii) the enforcement or attempted enforcement of, and preservation of rights or interests under, this Agreement, including any losses, costs and expenses sustained by the Lender Group as a result of any failure by any Obligor to perform or observe its obligations contained in this Agreement.

SECTION 17. Survival. All covenants, agreements, representations and warranties made in this Agreement shall, except to the extent otherwise provided herein, survive the execution and delivery of this Agreement, and shall continue in full force and effect so long as any Senior Debt remains unpaid. Without limiting the generality of the foregoing, the obligations of each Obligor under Section 16 shall survive the Payment in Full of the Senior Debt.

SECTION 18. Benefits of Agreement. This Agreement is entered into for the sole protection and benefit of the parties hereto and their successors and assigns, and no other Person shall be a direct or indirect beneficiary of, or shall have any direct or indirect cause of action or claim in connection with, this Agreement.

SECTION 19. Binding Effect. This Agreement shall be binding upon, inure to the benefit of and be enforceable by each Obligor and the Lender Group and their respective successors and permitted assigns except that no Obligor shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Agent.

SECTION 20. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 21. SUBMISSION TO JURISDICTION. EACH OBLIGOR HEREBY (i) SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE FEDERAL COURTS OF THE UNITED STATES SITTING IN THE COUNTY OF NEW YORK, STATE OF NEW YORK, FOR THE PURPOSE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, (ii) AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH COURTS, OR AT THE SOLE OPTION OF AGENT, IN ANY OTHER COURT IN WHICH AGENT SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY, (iii) IRREVOCABLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY OBJECTION WHICH IT NOW OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY OF THE FOREGOING COURTS, AND ANY OBJECTION ON THE GROUND THAT ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM AND (iv) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PERMITTED BY LAW.

SECTION 22. Entire Agreement; Amendments and Waivers.

(a) Entire Agreement. This Agreement constitutes the entire agreement of each of the Obligors and the Lender Group with respect to the matters set forth herein and supersedes any prior agreements, commitments, drafts, communications, discussions, and understandings, oral or written, with respect thereto.

(b) Amendments and Waivers. No amendment to any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by each of the Obligors and Agent; and no waiver of any provision of this Agreement, or consent to any departure by any Obligor therefrom, shall in any event be effective unless the same shall be in writing and signed by Agent. Any such amendment, waiver, or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 23. Conflicts. In case of any conflict or inconsistency between any terms of this Agreement, on the one hand, and any documents or instruments in respect of the Subordinated Debt, on the other hand, then the terms of this Agreement shall control.

SECTION 24. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Agreement shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Agreement or the validity or effectiveness of such provision in any other jurisdiction.

SECTION 25. Interpretation. This Agreement is the result of negotiations between, and have been reviewed by the respective counsel to, the Obligors and the several members of the Lender Group and is the product of all parties hereto. Accordingly, this Agreement shall not be construed against the Lender Group merely because of the Lender Group’s involvement in the preparation hereof.

SECTION 26. Counterparts; Facsimile Execution. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of this Agreement by facsimile or other electronic transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by facsimile or electronic transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

SECTION 27. Termination of Agreement. Upon Payment in Full of the Senior Debt, this Agreement shall terminate and Agent on behalf of the Lender Group shall, at the Obligors’ joint and several expense, and without any recourse, representation or warranty, promptly execute and deliver to each Obligor such documents and instruments as shall be reasonably necessary to evidence such termination; provided, however, that the obligations of each Obligor under Section 16 shall survive such termination.

SECTION 28. Additional Obligors. The initial Obligors hereunder shall be such of the Obligors as are signatories hereto as of the date hereof. From time to time subsequent to the date hereof, additional Obligors, as required by the Credit Agreement or the other Loan Documents, may become parties hereto, as additional Obligors (each, an “Additional Obligor”), by executing and delivering a joinder agreement substantially in the form set forth in Exhibit A hereto (the “Joinder”). Upon delivery of the Joinder to Agent, notice of which is hereby waived by any other Obligor, each such Additional Obligor shall be an Obligor and shall be as fully a party hereto as if such Additional Obligor were an original signatory hereof. Each Obligor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Obligor hereunder. This Agreement shall be fully effective as to any Obligor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be an Obligor hereunder.

[Signature pages follow]

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Agreement as of the date first written above.

OBLIGORS:

VELOCITY EXPRESS, INC., a Delaware corporation

By:
Name:
Title:

VELOCITY EXPRESS LEASING, INC., a Delaware corporation

By:
Name:
Title:

VXP MID-WEST, INC., a Delaware corporation

By:
Name:
Title:

VXP LEASING MID-WEST, INC., a Delaware corporation

By:
Name:
Title:

CLICK MESSENGER SERVICE, INC., a New Jersey corporation

By:
Name:
Title:

Signature Page to Intercompany Subordination

Agreement

SECURITIES COURIER CORPORATION,
a New York corporation

By:
Name:
Title:

OLYMPIC COURIER SYSTEMS, INC., a New York corporation

By:
Name:
Title:

SILVER STAR EXPRESS, INC., a Florida corporation

By:
Name:
Title:

CLAYTON / NATIONAL COURIER SYSTEMS, INC., a Missouri corporation

By:
Name:
Title:

VELOCITY EXPRESS CORPORATION, a Delaware corporation

By:
Name:
Title:

CD&L, INC., a Delaware corporation

By:
Name:
Title:

Intercompany Subordination Agreement

EXHIBIT A

JOINDER AGREEMENT

TO THE

INTERCOMPANY SUBORDINATION AGREEMENT

Reference is hereby made to the Intercompany Subordination Agreement, dated as of December 22, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercompany Subordination Agreement”), among the Obligors referred to therein, to which this Joinder is attached. All capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Intercompany Subordination Agreement when used herein. The undersigned Additional Obligor, by execution of this Joinder, hereby agrees that as of the date of the Intercompany Subordination Agreement, it shall be an Obligor under the Intercompany Subordination Agreement as if it were a signatory thereto and shall be bound by all of the provisions thereof, and agrees that it shall comply with and be subject to all of the terms, conditions, covenants, agreements and obligations set forth therein. The undersigned Additional Obligor agrees that each reference to an “Obligor” or the “Obligors” in the Intercompany Subordination Agreement shall include the Additional Obligor. The Additional Obligor acknowledges that it has received a copy of the Intercompany Subordination Agreement and that it has read and understands the terms thereof.

[INSERT NAME OF ADDITIONAL OBLIGOR(S)],
as an Additional Obligor

By:
Name:
Title: